UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) March 15, 2005

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

395 Page Mill Road, Palo Alto, California 94306

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (650) 752-5000

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Summary of Compensation Arrangement Between Agilent and Edward W. Barnholt

Edward W. Barnholt is Chairman Emeritus of Agilent Technologies, Inc. (the “Company”). On March 15, 2005, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of the Company approved the following compensation arrangement for Mr. Barnholt to continue through the end of the fiscal year, October 31, 2005. This arrangement represents the same compensation he had been receiving since the beginning of the fiscal year: 1) an annual base salary of $1,000,000; 2) a short-term target bonus of 130 percent of base salary; and 3) payment of the full value of any long-term performance program awards for the three-year performance periods that commenced November 1, 2003 and November 1, 2004, to be paid after the end of the applicable performance period to the extent that the performance goals are achieved.

Change of Control Agreement between Agilent and Edward W. Barnholt

On March 15, 2005, the Compensation Committee approved an Amended and Restated Change of Control Severance Agreement (the “Change of Control Agreement”) between the Company and Mr. Barnholt. This Change of Control Agreement supersedes his prior change of control agreement and is effective as of March 1, 2005.

The Change of Control Agreement provides severance benefits that become payable if the executive either (i) is involuntarily terminated without cause within 24 months following a change of control or (ii) voluntarily terminates his employment within 3 months of an event constituting good reason, so long as the event occurs within 24 months following a change of control. The severance benefits under the Change of Control Agreement consist of the following: (i) continuation of the executive’s current annual base salary and target bonus through October 31, 2005; (ii) continuation of health coverage by having the Company pay the executive’s COBRA premiums through the end of the Company’s fiscal year ending October 31, 2005; and (iii) vesting of all outstanding stock options and any restricted stock. The Change of Control Agreement also provides that any long-term performance plan award will become payable upon a change of control. The foregoing summary of the Change of Control Agreement is qualified in its entirety by reference to Exhibit 10.2 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.1	Summary of Compensation Arrangement Between Agilent Technologies, Inc. and Edward W. Barnholt.

10.2	Amended and Restated Change of Control Severance Agreement between Agilent Technologies, Inc. and Edward W. Barnholt, dated March 1, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/S/ MARIE OH HUBER
Name:	Marie Oh Huber
Title:	Vice President, Assistant Secretary and Assistant General Counsel

Date: March 21, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.1	Summary of Compensation Arrangement Between Agilent Technologies Inc. and Edward W. Barnholt.

10.2	Amended and Restated Change of Control Severance Agreement between Agilent Technologies, Inc. and Edward W. Barnholt, dated March 1, 2005.